DEAN HELLER
Secretary of State

RENEE L. PARKER
Chief Deputy
Secretary of State

PAMELA RUCKEL
Deputy Secretary
for Southern Nevada

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

CHARLES E. MOORE
Securities Administrator

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

ELLICK HSU
Deputy Secretary
for Elections

Certified Copy

December 28, 2006

Job Number: C20061228-0459
Reference Number:
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	**Description**	**Number of Pages**
20060832164-42	Articles of Incorporation	1 Pages/1 Copies



Respectfully,

DEAN HELLER
Secretary of State

By

Certification Clerk

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Incorporation

(PURSUANT TO NRS 78)

Entity #:
E0947562006-0
Document Number:
20060832164-42

Date Filed:
12/28/2006 8:00:57 AM
In the office of
[signature]
Dean Heller
Secretary of State

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: Xtreme Oil & Gas, Inc.

2. Resident Agent Name and Street Address: [illegible]

Fred V. Schiemann
Name

429 W. Plumb Lane | Reno | Nevada | 89509
Street Address | City | | Zip Code

Optional Mailing Address | City | State | Zip Code

3. Shares: [illegible]

Number of shares with par value: 75,000,000 Par value: $ 0.001 Number of shares without par value: 0

4. Names & Addresses of Board of Directors/Trustees: [illegible]

1. Willard G. McAndrew, III
Name

5608 Indian Trail | Plano | TX | 75024
Street Address | City | State | Zip Code

2.
Name

Street Address | City | State | Zip Code

3.
Name

Street Address | City | State | Zip Code

5. Purpose: [illegible]

The purpose of this Corporation shall be:
Oil & Gas or any lawful activity in the state of Nevada

6. Names, Address and Signature of Incorporator. [illegible]

Fred V. Schiemann
Name

[signature]
Signature

429 W. Plumb Lane | Reno | NV | 89509
Address | City | State | Zip Code

7. Certificate of Acceptance of Appointment of Resident Agent:

I hereby accept appointment as Resident Agent for the above named corporation.

[signature]
Authorized Signature of R. A. or On Behalf of R. A. Company

December 27, 2006
Date

This form must be accompanied by appropriate fees.

SECRETARY OF STATE

STATE OF NEVADA

CORPORATE CHARTER

I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that **XTREME OIL & GAS, INC.**, did on December 28, 2006, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on December 28, 2006.

DEAN HELLER
Secretary of State

By

Certification Clerk